SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: June 10, 2003
(Date of earliest event reported)

GUITAR CENTER, INC.

(exact name of registrant as specified in its charter)

Delaware	Commission File:	95-4600862
(State or other jurisdiction of incorporation or organization)	000-22207	(I.R.S. Employer Identification No.)

5795 Lindero Canyon Road Westlake Village, California 91362
(Address of Principal executive offices, including zip code)

(818) 735-8800
(Registrant’s telephone number, including area code)

Item 7.           Exhibits.

(c)                      Exhibits:

1.1                     Underwriting Agreement, dated June 10, 2003, by and among the Guitar Center, Inc, Goldman, Sachs & Co., U.S. Bancorp Piper Jaffray and William Blair & Company, L.L.C.

25.1               Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of BNY Western Trust Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized,

GUITAR CENTER, INC.

Date: June 12, 2003	By	/S/ BRUCE ROSS
		Name:	Bruce Ross
		Title:	Executive Vice President and Chief Financial Office

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 10, 2003, by and among the Registrant, Goldman, Sachs & Co., U.S. Bancorp Piper Jaffray and William Blair & Company, L.L.C.

25.1	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of BNY Western Trust Company.